Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                               Arthur Andersen LLP


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                                                                      Exhibit 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated December 5, 2000 included in Registration Statement File No. 333-48204. It should be noted that we have not audited any financial statements of the company subsequent to October 31, 2000 or performed any audit procedures subsequent to the date of our report.






                                                             ARTHUR ANDERSEN LLP




Indianapolis, Indiana,
January 26, 2001.